UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2018

IOVANCE BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 6, 2018, Iovance Biotherapeutics, Inc. (the “Company”) held its 2018 Annual Meeting (the “Annual Meeting”) at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, 39th Floor, New York, New York 10178. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s Proxy Statement. At the Annual Meeting, 72,840,559 shares, or approximately 81.3% of all outstanding shares of common stock, were present either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

•	Proposal 1: to elect Iain Dukes, Maria Fardis, Wayne P. Rothbaum, Ryan Maynard, Merrill A. McPeak and Michael Weiser to the Company’s board of directors to serve as directors until the 2019 Annual Meeting of stockholders;

•	Proposal 2: a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

•	Proposal 3: a proposal to approve the Company’s 2018 Equity Incentive Plan;

•	Proposal 4: a proposal to ratify Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Voting Results

Proposal 1: Iain Dukes, Maria Fardis, Wayne P. Rothbaum, Ryan Maynard, Merrill A. McPeak and Michael Weiser were elected as directors on the following vote:

•	Iain Dukes was elected with 60,962,923 “FOR” votes and 3,820,299 “WITHHELD” votes;

•	Maria Fardis was elected with 64,610,526 “FOR” votes and 172,696 “WITHHELD” votes;

•	Wayne P. Rothbaum was elected with 61,157,701 “FOR” votes and 3,625,521 “WITHHELD” votes;

•	Ryan Maynard was elected with 64,458,508 “FOR” votes and 324,714 “WITHHELD” votes;

•	Merrill A. McPeak was elected with 59,183,753 “FOR” votes and 5,599,469 “WITHHELD” votes;

•	Michael Weiser was elected with 64,512,151 “FOR” votes and 271,071 “WITHHELD” votes;

In addition, there were 8,057,337 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 64,255,301 “FOR” votes, 372,356 “AGAINST” votes and 155,565 “ABSTAIN” votes. There were 8,057,337 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 57,584,262 “FOR” votes, 7,076,974 “AGAINST” votes and 121,986 “ABSTAIN” votes. There were 8,057,337 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 72,727,680 “FOR” votes, 12,249 “AGAINST” votes and 100,630 “ABSTAIN” votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2018	IOVANCE BIOTHERAPEUTICS, INC.

By: /s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer

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